O.A.K. FINANCIAL CORPORATION

                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 26, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of O.A.K. Financial Corporation (the "Corporation"), a Michigan corporation, will be held on April 26, 2001, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, for the following purposes:

     1. To elect three directors, each to hold office for a 3-year term.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 12, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                    By order of the Board of Directors,



                                    /s/ John A. Van Singel, Secretary


     Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.


Dated:  March 20, 2001

                          O.A.K. FINANCIAL CORPORATION
                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of O.A.K. Financial Corporation (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 26, 2001, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 20, 2001, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 12, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of capital stock authorized, which is common stock of the par value of $1.00 per share. There are presently 2,042,532 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. The inspectors of the meeting, who are appointed by the Corporation, count votes cast at the meeting and submitted by proxy.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals, if any, set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing or in open meeting, by submitting a proxy of a later date, or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation authorize the Board of Directors to establish the size of the Board. The Board of Directors has established the size of the Board for 2001 at eight (8) persons with the authority to increase to nine (9) persons. The Articles of Incorporation also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered 3-year terms of office. Three people have been nominated by the Board of Directors for election to the Board to serve a three-year term expiring at the 2004 Annual Meeting of Shareholders. The Board has nominated Norman Fifelski, Dellvan Hoezee and Robert Deppe each for a 3-year term. All of the nominees are incumbent directors previously elected by the Corporation's shareholders.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Except for those persons nominated by the Board of Directors, no other persons may be nominated for election at the 2001 annual meeting. The Corporation's Articles of Incorporation require at least 60 days prior written notice of any other proposed shareholder nomination and no such notice has been received.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.


            VOTING SECURITIES AND BENEFICIAL OWNERSHIP OF MANAGEMENT

     At March 12, 2001, the Corporation had outstanding 2,042,532 shares of common stock, par value $1.00 per share. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 12, 2001, the record date fixed by the Board of Directors. The inspectors of the meeting, who are appointed by the Corporation, count votes cast at the meeting and submitted by proxy.

     As of March 12, 2001, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Corporation except as follows:

---------------------------------------------------------------------------------------------------------
             Name and Address of                    Amount and Nature of              Approximate
                Beneficial Owner                    Beneficial Ownership           Percent of Class
---------------------------------------------------------------------------------------------------------
           Charles Andringa                             113,532                          5.6%
           2807 Bridgeside Drive
           Caledonia, MI 49316
---------------------------------------------------------------------------------------------------------
           Willard and Jane Van Singel (1)              277,969 (1)                     13.61%
           8977 Lindsey Lane, S.W.
           Byron Center, MI 49315
---------------------------------------------------------------------------------------------------------

(1) Willard and Jane Van Singel are husband and wife. Of the shares shown above, Mr. Van Singel has sole voting and investment power with respect to 120,629 shares (5.91%) and Mrs. Van Singel has sole voting and investment power with respect to 110,000 shares (5.39%). Mr. & Mrs. Van Singel own 47,340 shares (2.3%) jointly and share voting and investment power with certain of their adult children.

     The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the executive officers listed in the Summary Compensation Table presented later and by all directors and executive officers as a group.

--------------------------------------------------------------------------------------------------------------------
                      Person                             Amount and Nature of                 Approximate
                                                          Beneficial Ownership             Percent of Class
--------------------------------------------------------------------------------------------------------------------
John A. Van Singel.............................             49,678 (1)(2)                        2.43%
--------------------------------------------------------------------------------------------------------------------
John Peterson..................................              2,261 (2)                              *%
--------------------------------------------------------------------------------------------------------------------
All executive officers and directors as a                  138,265 (2)(3)                        6.77%
group (consisting of 15 persons).........
--------------------------------------------------------------------------------------------------------------------

*Less than one percent

(1) Includes 9,706 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
(2) Includes shares subject to stock options exercisable within 60 days as follows: Mr. Van Singel - 4,000; Mr. Peterson - 2,008; and all executive officers and directors as a group - 19,541.
(3) Included for informational purposes are 20,546 shares to which officers and directors disclaim beneficial ownership.

                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons has been engaged in the occupations stated below for more than 5 years.

====================================================================================================================
                            Nominee for Election as Director for Term Expiring in 2004
--------------------------------------------------------------------------------------------------------------------
                                                                             Amount and Nature
                                                                               of Beneficial
                                                          Director of            Ownership           Approximate
                                               Age     Corporation Since      3/12/01(1) (6)      Percent of Class
--------------------------------------------------------------------------------------------------------------------
Norman Fifelski...........................      55           1988                 4,699                *
      Owner, Hillcrest Foods and Fuel
--------------------------------------------------------------------------------------------------------------------
Dellvan Hoezee............................      66           1991                 7,138 (5)            *
      President, Hudsonville Creamery
--------------------------------------------------------------------------------------------------------------------
Robert Deppe..............................      40           1997                 1,388                *
      President, Robert Deppe Building
      and Development Inc.
--------------------------------------------------------------------------------------------------------------------
                                       Directors Whose Terms Expire in 2003
--------------------------------------------------------------------------------------------------------------------
John Peterson.............................      52           1999                 2,261                *
      Executive Vice President,
      Byron Center State Bank
--------------------------------------------------------------------------------------------------------------------
David Van Solkema.........................      59           1988                 3,672                *
     President, Jobbers Warehouse
      Service, Inc.
      (an auto parts distributor)
--------------------------------------------------------------------------------------------------------------------
Gerald Williams...........................      68           1988                12,030 (4)            *
      President, Dorr Farm Products
      (Farm equipment retailer)
--------------------------------------------------------------------------------------------------------------------
                                       Directors Whose Terms Expire in 2002
--------------------------------------------------------------------------------------------------------------------
Lois Smalligan............................      68           1988                44,932 (2)            2.20%
      Vice President and Mortgage Loan
      Officer, Byron Center State Bank
--------------------------------------------------------------------------------------------------------------------
John A. Van Singel........................      46           1988                49,678 (3)            2.43%
      President, Byron Center State Bank
====================================================================================================================

*Represents less than one percent

(1) This information is based upon the Corporation's records as of March 12, 2001, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares, which, under federal securities regulations, are deemed to be beneficially owned by the shareholder, including shares subject to stock options exercisable within 60 days. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned.
(2) Includes 11,656 shares owned by Ms. Smalligan's husband and 20,546 shares owned by Ms. Smalligan's children and grandchild, as to which she disclaims beneficial ownership.
(3) Includes 9,706 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
(4)  10,030 of these shares are owned by Mr. Williams' wife.
(5) Includes 3,160 shares owned by Hudsonville Creamery & Ice Cream Co., a corporation in which Mr. Hoezee owns a one-third interest.
(6) Includes shares held in ESOP as follows: Mr. Van Singel 70 shares, Mr. Peterson 35 shares, and Ms. Smalligan 26 shares.

Director Compensation

     Directors of the Corporation and the Bank are paid an annual retainer fee of $10,000 for their service on both boards. No compensation is paid for attendance at Corporation or Bank Board or committee meetings; although discretionary bonuses were paid to each non-employee director amounting to $2,000, $2,500 and $8,000 for the years ended December 31, 2000, 1999 and 1998, respectively. During 2000, the Board of Directors of the Corporation and the Bank held a total of 24 regular meetings. Various committees of the Board held meetings as needed. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

     In 1988, the Bank adopted a deferred compensation plan for directors that provide for benefit payments to the participant and his or her family upon retirement or death. All of the Corporation's directors, except for Messrs. Deppe and Peterson, are participants in this plan. This plan allowed for the deferral of director fees in return for the payment of certain defined benefits payable upon termination of one's service as a director of the Bank. The cost of this plan was $109,670, $109,670 and $109,670 in 2000, 1999 and 1998,
respectively. The total accrued liability of the Bank under this plan was $820,952 as of December 31, 2000. The Bank has purchased life insurance policies on the lives of the participating directors with the Bank as the owner and beneficiary. The life insurance policies will be used to fund the benefits under the plan. The cash surrender value of the policies was $1,131,351 as of December 31, 2000. As of January 1, 1997, no further deferrals of directors' fees may be made under this plan.

     In 1998, the Bank adopted a new deferred compensation plan for directors. The plan permits the Board to defer the payment of fees for service on the Board. Fees, which are deferred, are credited to the deferred compensation accounts of the individual participating directors and invested in a manner determined by the board. The Board is authorized to direct the Bank to purchase policies of life insurance on the life of participating directors as one of the investment vehicles under the plan. If a life insurance policy is purchased with respect to a participating director's life, the Bank is the owner and beneficiary of the policy. Upon a director's retirement, the cash value of the policy is paid out to the director in annual installments over a period of fifteen years. If a participating director dies before beginning to receive payments, the Bank will pay a beneficiary designated by the director a death benefit in lieu of deferred compensation in an amount equal to the greater of the amount of fees credited to the director's deferred compensation account or an amount payable each year for ten years equal to ten percent of the death benefit, if any, received by the Bank as a result of the director's death from any insurance policy purchased by the Bank on the director's life as an investment for purposes of the deferred compensation plan. The cost of this plan was $68,994, $93,989, and $42,000 in 2000, 1999 and 1998 respectively. The cash surrender value and liability of this plan are both $169,926.

     On January 28, 1999, the Board of Directors adopted the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, which was approved by the Corporation's shareholders at the April 22, 1999 Annual Meeting. On February 18, 1999, stock options to purchase 500 shares were granted to each non-employee director. On January 21, 2000, stock options to purchase an additional 500 shares were granted to each nonemployee director.

Audit Committee

     The Audit Committee, comprised of Messrs. Fifelski, Hoezee and Williams, met on four occasions during 2000. Each of the members of the Audit Committee is "independent" as defined in Rule 4200(a) of the NASD Listing Standards. Its primary duties and responsibilities include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent certified public accountants, reviewing the activities of, and coordinating matters, with the internal auditing department. The Corporation's Board of Directors has not adopted an Audit Committee Charter.

                             Audit Committee Report

     We have reviewed and discussed with management the Corporation's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation's Form 10-K for the year ended December 31, 2000.

     Respectfully  submitted,   Norman  Fifelski,   Dellvan  Hoezee  and  Gerald
Williams.

                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     Decisions on the compensation of the Corporation's executive officers are made by the Board's nonemployee directors consisting of Messrs. Deppe, Fifelski, Hoezee, Van Solkema and Williams. To ensure this Committee's independence, the Board of Directors has, from time to time, used outside consultants to assist the Committee in its deliberations. This Committee report addresses the Corporation's compensation policies and programs for the year ended December 31, 2000.

     Base Salary - Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of the Corporation's executive officers and senior managers within peer group levels.

     Annually, the Committee establishes a base wage for the President and Chief Executive Officer, Mr. Van Singel, and for Mr. Peterson and Ms. Smalligan. The Committee's determination is based upon compensation levels established by the Corporation's peers and evaluations by consultants.

     The base salaries of all other executive officers are established by the Corporation's President and Chief Executive Officer.

     Annual Cash Incentive - To provide performance incentives and to compensate for lower base salary, the strategy provides for annual cash awards that are payable if the Corporation and the Byron Center State Bank meet or exceed annual performance objectives established by the Board of Directors.

     Long-Term Incentives - To align the interests of its executive officers and senior managers with the Corporation's shareholders, the compensation strategy includes the 1999 Stock Compensation Plan ("1999 Stock Plan") and a qualified employee stock ownership and 401(K) plan. During 2000, 9,627 incentive stock options were granted to a total of fourteen executives of the Corporation. The number of shares subject to each option was based upon the position and a discretionary assessment of the performance of each grantee. The options awarded in 2000 vest after one year. The 1999 Stock Plan also allows the Corporation to issue restricted stock to officers and employees of the Corporation and its subsidiaries. However, no shares of restricted stock were awarded in 2000.

     Respectfully submitted, Robert Deppe, Norman Fifelski, Dellvan Hoezee, David Van Solkema, Gerald Williams

                         EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth the compensation paid by the Bank during the last three years to its Chief Executive Officer and during the past year to its Executive Vice President. There are no employees of the Corporation; all personnel are employed by the Bank. No other executive officers of the Corporation or the Bank received annual compensation in excess of $100,000 during this period.

                                                                              Long -Term
                                             Annual Compensation             Compensation
                                       ---------------------------------     ------------
                                                                              Securities
                                                                              Underlying            All Other
    Name and Principal Position        Year         Salary        Bonus        Options          Compensation(1)
    ---------------------------        ----         ------        -----        ------           ---------------
John Van Singel, President and         2000       $180,000      $38,250        2,000              $13,110
    Chief Executive Officer            1999        170,000       45,000        2,000               15,174
                                       1998        160,000       45,000            0               15,306

John Peterson, Executive               2000        $98,000      $14,250        1,002               $7,164
    Vice President                     1999         93,000       17,500        1,006               12,819
                                       1998         87,000       14,000            0               10,349

(1) The amount set forth in this column includes (a) Bank contributions to the Bank's Profit Sharing Plan of $9,350, $10,200 and $12,750 for Mr. Van Singel for 2000, 1999 and 1998, respectively, Bank contributions of $5,390, $7,791 and $9,148 for Mr. Peterson for 2000, 1999 and 1998,
         respectively, (b) Bank contributions to 401(k) plan as a matching contribution of $3,600, $4,818, and $2,400 for Mr. Van Singel for 2000, 1999, 1998, respectively, Bank contributions of $1,470, $2,272 and $1,045 for Mr. Peterson for 2000, 1999 and 1998 respectively, and (c) the dollar value of premiums paid by the Bank for term life insurance on behalf of Mr. Van Singel and Mr. Peterson.

     The Corporation and the Bank maintain the 1999 Stock Compensation Plan. They also maintain the Employee Stock Ownership Plan implemented in January 1999 as a part of the Corporation's 401(k) Profit Sharing Plan. The Bank maintains a bonus plan, whereby cash bonuses are paid to employees if the Bank exceeds certain predetermined levels of earnings established each year by the Board of Directors.

     Stock options are believed to help align the interests of employees with the interests of shareholders by promoting stock ownership by employees and by rewarding them for appreciation in the price of the Corporation's stock. Stock options granted and outstanding during 2000 were granted under the 1999 Stock Compensation Plan.

     The following table sets forth information concerning stock options granted to and retained by the named executive officers of the Corporation during 2000. None of the named officers exercised stock options during 2000:

                                     EXECUTIVE OPTION GRANTS IN LAST FISCAL YEAR

                                         Percent of                                   Potential Realizable Value at
                                            Total                                        Assumed Annual Rates of
                           Number of       Options                                         Stock Appreciation
                            Shares       Granted to                                          for Option Term
                          Underlying      Employees                                      -----------------------
                            Options       in Fiscal      Exercise     Expiration
                            Granted         Year           Price         Date              5%               10%
                           ---------       ------         ------        ------             --               ---
John A. Van Singel           2,000          20.8%         $55.00     1/13/2010          $69,178          $175,312
John Peterson                1,002          10.4%         $55.00     1/13/2010          $34,658           $87,831

     The per share exercise price of each option is equal to the market value of the common stock on the date each option was granted. All outstanding options were granted for a term of ten years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. No option is exercisable until twelve months after the date of grant.

                                               YEAR END OPTION VALUES

                                              Number of Shares Underlying               Value of Unexercised
                                                Unexercised Options at                 In-the-Money Options at
                                                       Year end                               Year End
                 Name                          Exercisable/Unexercisable              Exercisable/Unexercisable
                 ----                          -------------------------              -------------------------
John A. Van Singel                                    2,000/2,000                             $10,000/0
John Peterson                                         1,006/1,002                             $5,030/0

     The per share exercise price of each option is equal to the market value of the common stock on the date each option was granted. The unexercisable options noted above became exercisable as of February 2001.

                              CERTAIN TRANSACTIONS

     Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectibility or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the MG Group Index and the NASDAQ Stock Market Index for the five year period ended December 31,2000. The MG Group Index is an index composed of 90 banks and bank holding companies located in the Midwest and published by Media General Financial Services. The following information is based on an investment of $100, on December 31, 1995, in the Corporation's common stock, the MG Group Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been limited trading in the Corporation's Common Stock and the Corporation's common stock does not trade on any stock exchange. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.



[GRAPHIC OMITTED]



-------------------------------------------------------------------------------------------------------------------
                                       1995         1996          1997         1998          1999         2000
-------------------------------------------------------------------------------------------------------------------
O.A.K. Financial                       100         120.04        149.22       223.10        249.27       253.12
-------------------------------------------------------------------------------------------------------------------
MG Group Index                         100         133.59        228.03       252.99        209.94       255.66
-------------------------------------------------------------------------------------------------------------------
NASDAQ Market Index                    100         124.27        152.00       214.39        378.12       237.66
-------------------------------------------------------------------------------------------------------------------

Source: Media General Financial Services, Richmond, Virginia

                      COMPLIANCE WITH SECTION 16 REPORTING

     The rules of the Securities and Exchange Commission require that the Corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Corporation believes that during the year ended December 31, 2000, its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock have complied with all filing requirements applicable to them.


           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 2000 have been audited by Rehmann Robson PC, independent certified public accountants. Representatives of Rehmann Robson PC are not expected to be at the Annual Meeting of Shareholders

     The Corporation has dismissed Rehmann Robson PC ("Rehmann Robson") as its principal accountants, effective upon completion of their report with respect to the Corporation's financial statements for the year ended December 31, 2000. Rehmann Robson reports on the Corporation's financial statements for the past two years ended December 31, 1999 and December 31, 2000, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Corporation and by its Board of Directors. During the Corporation's two most recent fiscal years, there were no disagreements with Rehmann Robson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Rehmann Robson, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     On January 8, 2001, the Corporation engaged Plante & Moran LLP as its principal accountants to audit the Corporation's financial statements for the year ending December 31, 2001. Representatives of Plante & Moran LLP are not expected to be at the Annual Meeting.

     Audit Fees

     Aggregate fees billed for professional services rendered for the audit of the Corporation's annual consolidated financial statements for the fiscal year ended December 31, 2000 and the review of financial statements included in Corporation's Forms 10-K filed with the Securities and Exchange Commission for that fiscal year were: $48,000.

     Financial Information System Design and Implementation Fees

     No professional services were rendered by Rehmann Robson PC for the year ended December 31, 2000, with respect to, directly or indirectly, operating, or supervising the operation of, the Corporation's information systems or managing the Corporation's local area network or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

     All Other Fees

     The aggregate fees billed for services rendered by Rehmann Robson PC for services not covered under the two preceding captions totaled $92,108, which includes loan review, internal audit support and a cost segregation recovery analysis.

     The Corporation's Audit Committee has concluded that the provision of services covered under the caption All Other Fees is compatible with Rehmann Robson PC maintaining their independence. None of the hours expended on Rehmann Robson's engagement to audit the Corporation's consolidated financial statements for the year ended December 31, 2000, were attributed to work performed by persons other than Rehmann Robson's full-time, permanent employees.

                              SHAREHOLDER PROPOSALS

     No shareholder may present a proposal for consideration at the 2002 Annual Meeting of Shareholders unless notice is given not later than February 18, 2002 to the Corporation in compliance with Article XI of the Corporation's Articles of Incorporation stating the shareholder's intention to do so. Any shareholder proposal to be considered by the Corporation for inclusion in the 2002 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 20, 2001.


                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     The Annual Report on Form 10-K of the Corporation for 2000 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "Commission"). The Commission maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, which file electronically. The Commission's web site address is http:\\www.sec.gov.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ John A. Van Singel

                                        John A. Van Singel
                                        Secretary

O.A.K. Financial Corporation                             This Proxy is solicited
2445  84th Street, S.W.                                         on behalf of the
Byron Center, Michigan 49315                                  Board of Directors
                                      PROXY

     The undersigned hereby appoints David Van Solkema and John Van Singel as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of O.A.K. Financial Corporation held of record by the undersigned on March 12, 2001, at the annual meeting of shareholders to be held April 26, 2001, and at any adjournment thereof.

1. In the election of three directors, each to be elected for a term expiring in 2004

     [  ] FOR the nominee listed below      [  ] WITHHOLD AUTHORITY
                                            to vote for the nominee listed below

                 Norman Fifelski - Dellvan Hoezee - Robert Deppe

      (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list above.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________________________         __________________________________
           Signature                               Signature if held jointly


Dated: __________________, 2001



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.